Institutional Class HACSX
Administrative Class HRCSX
Investor Class HICSX
Retirement Class HNCVX
Harbor Convertible Securities Fund
Summary Prospectus – March 1, 2017
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2017, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective
The Fund seeks to maximize total returns (i.e., current income and capital appreciation).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect brokerage commissions you may pay when buying or selling shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Administrative Class	Investor Class	Retirement Class
Redemption Fee*	1.00%	1.00%	1.00%	1.00%
*	Applicable to shares held less than 90 days.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Administrative Class	Investor Class	Retirement Class
Management Fees[1]	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	0.25%	0.25%	None
Other Expenses[2]	0.13%	0.13%	0.25%	0.05%
Total Annual Fund Operating Expenses[2]	0.78%	1.03%	1.15%	0.70%
Fee Waiver1,[2]	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver1,[2]	0.73%	0.98%	1.10%	0.65%
1  The Adviser has contractually agreed to reduce the management fee to 0.60% through February 28, 2018. Only the Fund’s Board of Trustees may modify or terminate this agreement.
2  Restated to reflect current fees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the
Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Institutional Class	$ 75	$244	$428	$ 961
Administrative Class	$100	$323	$564	$1,255
Investor Class	$112	$360	$628	$1,393
Retirement Class	$ 66	$219	$385	$ 866

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was 102%.
Principal Investment Strategy
The Fund invests primarily in convertible securities of U.S. and foreign corporate issuers. Convertible securities are “hybrid” securities that possess both fixed income and equity characteristics. These convertible securities include corporate bonds, preferred stocks and other types of securities that are convertible into common stock or its equivalent value. A convertible security generally performs more like a common stock when the price of the underlying stock is closer to or above the conversion price because it is more likely that the convertible security will be converted into stock. A convertible security generally performs more like a bond when the price of the underlying stock is well below the conversion price because it is more likely that the convertible security will mature without being converted. While the Fund has broad discretion to invest in all types of convertible securities, the Fund focuses primarily on investments in convertible bonds. The Fund also focuses primarily on convertible securities of corporate issuers with debt rated below investment-grade (below Baa3 by Moody’s or below BBB- by S&P or Fitch), commonly referred to as “high-yield” or “junk” bonds. As a result, all, or substantially all, of the Fund’s assets may be invested in below investment-grade rated securities. The Fund invests primarily in U.S. dollar denominated securities; however, the Fund may invest in securities denominated in other currencies.
The Subadviser seeks to maximize portfolio return and minimize default risk by adhering to the following elements of its philosophy when selecting securities for investment:
■	Bottom-up, fundamental analysis
■	Broad diversification
■	Direct communication with management
■	Monitoring issuers on a systematic basis

Summary Prospectus
Harbor Convertible Securities Fund

■	Credit committee disciplined approach
■	Comprehensive reporting and risk control systems
The Subadviser conducts in-depth analysis using proprietary research tools in addition to communicating with management of the issuers to select securities for investment in the Fund and to monitor the selected securities on a systematic basis. The Subadviser seeks to select securities issued by companies that generally exhibit, or are believed to have the prospect for, positive credit momentum with the potential for credit rating upgrade and/or equity appreciation. In addition to considering company fundamentals, the Subadviser also considers a range of more technical factors related to the convertible nature of these securities, including:
■	The optimal entry point to acquire the company’s convertible securities based upon the relationship between the underlying equity and bond valuations and convertible security price
■	Determining the catalysts for growth on the equity side of the company’s balance sheet relative to the resiliency of bond valuations if the company’s equity valuations were to decline
■	Assessing the volatility of the underlying common stock and its relationship with the price of the convertible security
■	Determining whether there is sufficient liquidity to support purchase and sale activity
■	Assessing the historical relationship between the price of the convertible security and the Subadviser’s view of the security’s implied value
■	Assessing/monitoring the positive risk/reward characteristics of the convertible security versus the movements (up/down) in the price of the underlying equity
■	Assessing the potential for risk/volatility by first identifying the “bond floor” (the price of the convertible security if valued solely based on the underlying bond price) as the main convertible component
The Subadviser tends to acquire convertible securities that have valuations more closely aligned with a company’s bonds than common stock. The Subadviser believes this approach can provide greater downside protection for the Fund’s portfolio, although at the expense of potentially greater appreciation that can come with holding convertible securities whose price is more dependent upon the price of the underlying common stock.
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of convertible securities. While the Fund’s portfolio consists primarily of convertible securities of U.S. issuers, it may, from time to time, include non-convertible corporate debt, non-U.S. dollar-denominated securities, convertible securities of foreign issuers, synthetic convertibles or common stock of issuers. In addition, the Subadviser may, from time to time and subject to market conditions, utilize macro hedging techniques. However, it is not the Subadviser’s intention to normally hedge on a security-specific basis.
All securities in the portfolio are reviewed at least four times a year. As part of the selection and monitoring process, the Subadviser actively seeks to avoid holding securities of issuers that it deems to have a high risk of default.
Duration/Maturity: Although duration may be one of the characteristics considered in securities selection, the Fund does not focus on securities with any duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range. The weighted average maturity of the Fund’s portfolio was 3.69 years as of December 31, 2016.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Convertible securities fluctuate in price in response to various factors, including changes in interest rates, changes in the price of equity securities, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:
Convertible Securities Risk: Convertible securities generally tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Interest Rate Risk: As interest rates rise, the values of convertible securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Convertible securities are normally much more sensitive to interest rate changes when they are valued more like the company’s bonds than the company’s common stock, such as when the conversion price for the convertible security is well above the common stock price. Interest rates in the U.S. are near historic lows, which may increase the Fund’s exposure to risks associated with rising rates. Additionally, rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its convertible securities when the Subadviser may wish to sell or must sell to meet redemptions.
Market and Issuer Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event or adverse economic conditions may depress the value of a particular issuer’s securities or may increase the risk that issuers will not generate sufficient cash flow to service their debt obligations.
Credit Risk: The issuer of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation. Convertible securities are generally junior to the company’s non-convertible debt so the company would normally have to pay interest on its nonconvertible debt before interest can be paid on the convertible securities. Credit risk may be higher for the Fund because it invests primarily in convertible securities of companies with debt rated below investment-grade.
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests primarily in convertible securities of companies with debt rated below investment-grade. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

Summary Prospectus
Harbor Convertible Securities Fund

Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Liquidity Risk: The market for convertible securities is less liquid than the market for non-convertible corporate bonds. The Fund may at times have greater difficulty buying or selling specific convertible securities at prices the Subadviser believes are reasonable, which would be adverse to the Fund. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborfunds.com or call 800-422-1050.
Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	7.23%	Q1 2012
Worst Quarter	-4.29%	Q3 2015
Average Annual Total Returns — As of December 31, 2016
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Convertible Securities Fund
Institutional Class Before Taxes	5.37%	6.03%	N/A	4.28%	05-01-2011
After Taxes on Distributions	4.78%	4.79%	N/A	3.10%
After Taxes on Distributions and Sale of Fund Shares	3.23%	4.27%	N/A	2.90%
Administrative Class Before Taxes	5.01%	5.75%	N/A	4.00%	05-01-2011
Investor Class Before Taxes	4.90%	5.61%	N/A	3.87%	05-01-2011
Retirement Class* Before Taxes	5.33%	6.02%	N/A	4.27%	03-01-2016
Comparative Index (reflects no deduction for fees, expenses or taxes)
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory^	11.71%	11.18%	N/A	7.75%
*	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^	Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Administrative, Investor and Retirement Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.
Subadviser
Shenkman Capital Management, Inc. (“Shenkman”) has subadvised the Fund since its inception in 2011.

Summary Prospectus
Harbor Convertible Securities Fund

Portfolio Managers
Mark Shenkman Shenkman Capital Management, Inc.
Mr. Shenkman is the President, Co-Chief Investment Officer and a Director of Shenkman and has co-managed the Fund since its inception in 2011.
Justin W. Slatky Shenkman Capital Management, Inc.
Mr. Slatky is an Executive Vice President, Co-Chief Investment Officer and Senior Portfolio Manager of Shenkman, has co-managed the Fund since 2017 and has been involved in portfolio management for the Fund since 2011.
Raymond F. Condon Shenkman Capital Management, Inc.
Mr. Condon is a Senior Vice President and Portfolio Manager of Shenkman and has co-managed the Fund since its inception in 2011.
Jordan Barrow Shenkman Capital Management, Inc.
Mr. Barrow is a Senior Vice President and Portfolio Manager of Shenkman, has co-managed the Fund since 2016 and has been involved in portfolio management for the Fund since 2015.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Institutional Class	Administrative Class[1]	Investor Class	Retirement Class[2]
Regular	$1,000	$50,000	$2,500	$1,000,000
Individual Retirement Account (IRA)	$1,000	N/A	$1,000	$1,000,000
Custodial (UGMA/UTMA)	$1,000	N/A	$1,000	$1,000,000
1  Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
2  There is no minimum investment for the following types of institutional investors that maintain accounts with Harbor Funds at an omnibus or plan level:  (1) employer-sponsored retirement or benefit plans, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans, and (2) accounts maintained by financial intermediaries, including investment firms, banks and broker-dealers.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Institutional, Administrative and/or Investor Classes of shares of the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. No compensation may be paid by the Fund and/or its related companies to intermediaries for the sale of Retirement Class shares or related services for Retirement Class shareholders. Ask your sales representative or visit your financial intermediary’s website for more information.

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Summary Prospectus
Harbor Convertible
Securities Fund

March 1, 2017
Institutional Class	Administrative Class	Investor Class	Retirement Class
HACSX	HRCSX	HICSX	HNCVX
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
FD.P.34.CS.0317